UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026

ARCTURUS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38942	32-0595345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10285 Science Center Drive

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 900-2660

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARCT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Conditions.

On May 7, 2026, Arcturus Therapeutics Holdings Inc. (the “Company” or “Arcturus”) issued a press release, a copy of which is furnished herewith as Exhibit 99.1, announcing the Company’s financial results for the quarter ended March 31, 2026 and providing a corporate update (the “Press Release”).

The information contained in Item 2.02 of this Current Report on Form 8-K, including the Press Release, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission (the “SEC”), except as shall be expressly set forth by specific reference in any such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the Press Release contains forward-looking statements that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact included in this this Current Report on Form 8-K and the Press Release, are forward-looking statements, including those regarding strategy, future operations, the likelihood of success of the Company’s pipeline (including ARCT-032 and ARCT-810) and partnered programs (including the COVID-19 and flu programs partnered with CSL Seqirus), the likelihood that the Company will continue to advance its rare disease therapeutics portfolio including its inhaled mRNA therapy, the likelihood that the Company will be able to advance ARCT-810 into a pivotal trial or pediatric clinical development, the planned EOP2 meeting and its timing,  the size and scope of the open label Phase 2 study of ARCT-032, the outcomes of regulatory interactions and strategic planning for the ARCT-810 program, the likelihood that the Company will be able to collect exploratory data sufficient to progress to a pivotal pediatric study for ARCT-810, the likelihood that clinical data, including interim data, will be predictive of future clinical results, its current cash position and expected cash burn and runway, and the impact of general business and economic conditions. Arcturus may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in any forward-looking statements such as the foregoing and you should not place undue reliance on such forward-looking statements. These statements are only current predictions or expectations, and are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from those anticipated by the forward-looking statements, including those discussed under the heading "Risk Factors" in Arcturus’ most recent Annual Report on Form 10-K, and in subsequent filings with, or submissions to, the SEC, which are available on the SEC’s website at www.sec.gov. Except as otherwise required by law, Arcturus disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events or circumstances or otherwise.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 1, 2026, Dennis Mulroy, 71, was appointed Chief Financial Officer of the Company. Mr. Mulroy will become the Company’s principal financial officer on the date immediately following the date on which the Company files its Quarterly Report on Form 10-Q for the period ended March 31, 2026. The Board of Directors of the Company approved Mr. Mulroy’s appointment on April 15, 2026.

Mr. Mulroy served as the Chief Financial Officer of AnaptysBio, Inc from July 2020 to April 2026. From April 2015 to May 2020, Mr. Mulroy served as Chief Financial Officer of La Jolla Pharmaceutical Company. From 2005 to 2015, Mr. Mulroy served as Chief Financial Officer of Taxus Cardium Pharmaceuticals Group, Inc. From 2004 to 2005, Mr. Mulroy served as Chief Financial Officer of Molecular Imaging, Inc. Mr. Mulroy began his career at Ernst & Young LLP. Mr. Mulroy received a B.B.A. degree in accounting from the University of San Diego and is a Certified Public Accountant (inactive) in the state of California.

In connection with Mr. Mulroy’s appointment, Mr. Mulroy and the Company entered into an employment agreement dated effective May 1, 2026 (the “Employment Agreement”), providing for (i) an annual base salary of $520,000; (ii) eligibility to participate in the Company's annual discretionary bonus plan for executives, with the potential to earn a cash bonus of up to forty (40%) percent of Mr. Mulroy’s base salary; (iii) eligibility to participate in the Company’s benefit plans; (iv) reimbursement for certain reasonable out-of-pocket expenses; and (v) options to acquire 100,000 shares of the Company’s common stock, par value $0.001 per share (the “Options”) subject to a four-year vesting schedule with 25% of the Options vesting on the one-year anniversary date from Mr. Mulroy’s start date, and the remaining 75% vesting on a monthly basis thereafter in thirty-six equal installments. The Employment Agreement provides that Mr. Mulroy's employment is at-will. In the event Mr. Mulroy's employment is terminated by the Company without Cause or Mr. Mulroy resigns for Good Reason (each as defined in the Employment Agreement), and subject to his execution of a general release of claims, Mr. Mulroy will be entitled to (i) continuation of his base salary for twelve (12) months, (ii) a pro rata portion of his annual bonus for the year of termination based on actual performance, and (iii) payment of COBRA premiums for up to twelve (12) months. In the event such termination occurs during the eighteen (18)-month period following a Change in Control (as defined in the Employment Agreement), the foregoing severance payments will be paid in a lump sum and all unvested time-based equity awards held by Mr. Mulroy will accelerate and become fully vested. In addition, as a condition of employment, Mr. Mulroy entered into the Company's standard form of Employee Confidential Information and Invention Assignment Agreement.

There are no arrangements or understandings between Mr. Mulroy and any other persons pursuant to which Mr. Mulroy was selected as Chief Financial Officer. There are no family relationships between Mr. Mulroy and the directors, nor between Mr. Mulroy and any executive officer, of the Company. There is no related transaction that would be required to be disclosed with respect to Mr. Mulroy pursuant to Item 404(a) of Regulation S-K.

The above description of the Employment Agreement is a summary only and is qualified in its entirety by the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In connection with Mr. Mulroy’s appointment, Joe Roberts, who has been serving as interim principal financial officer and interim principal accounting officer of the Company since December 2025, will continue to serve as interim principal accounting officer and as the Company’s Controller.

Item 7.01.	Regulation FD Disclosure.

On May 7, 2026, the Company issued the Press Release, which included the announcement of the appointment of Mr. Mulroy. The information set forth in this Item 7.01 of this Current Report on Form 8-K, including the Press Release, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the SEC, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Employment Agreement between Arcturus Therapeutics Holdings Inc. and Dennis Mulroy dated as of April 27, 2026.
99.1	Press Release dated May 7, 2026
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcturus Therapeutics Holdings Inc.
Date: May 7, 2026
	By:	/s/ Joseph E. Payne
	Name:	Joseph E. Payne
	Title:	Chief Executive Officer